Real Estate	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Real Estate [Abstract]
Real Estate Disclosure
REAL ESTATE

Property Acquisitions. On August 8, 2011, we acquired Terravita Marketplace, a property that meets our Community Centered Property strategy, containing 102,733 leasable square feet, inclusive of 51,434 square feet leased to two tenants under ground leases, located in Scottsdale, Arizona for approximately $16.1 million in cash and net prorations. Terravita Marketplace is surrounded by the gated golf course residential community of Terravita, which was developed by DelWebb Corporation/Pulte, with homes in the $250,000 to $1 million range.

On August 16, 2011, we acquired Ahwatukee Plaza Shopping Center, a property that meets our Community Centered Property strategy for approximately $9.3 million in cash and net prorations. The center contains 72,650 leasable square feet, located in Ahwatukee Foothills neighborhood in south Phoenix, Arizona.

Discontinued Operations. On July 22, 2011, we sold Greens Road Plaza, located in Houston, Texas, for $1.8 million in cash and net prorations. We expect to reinvest the proceeds from the sale of the 20,607 square foot property located in Northeast Houston in acquisitions of Community Centered Properties in our target markets in Arizona, Texas, and Illinois. As a result of the transaction, we have identified the financial results for the property for the three and nine months ended September 30, 2011 and 2010 and presented them as Discontinued Operations.

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2011	2010	2011	2010
Property revenues
Rental revenues	$10	$43	$107	$133
Other revenues	2	34	71	105
Total property revenues	12	77	178	238

Property expenses
Property operation and maintenance	20	37	89	121
Real estate taxes	3	8	23	24
Total property expenses	23	45	112	145

Other expenses (income)
Depreciation and amortization	—	14	29	42
Total other expense	—	14	29	42

Income before loss on disposal of assets and income taxes	(11)	18	37	51

Provision for income taxes	—	(1)	(1)	(2)
Loss on sale or disposal of assets	397	—	397	—

Income from discontinued operations	$386	$17	$433	$49

REAL ESTATE

As of December 31, 2010, we owned 38 commercial properties in the Houston, Dallas, San Antonio, Phoenix and Chicago areas comprising approximately 3.2 million square feet of total area.

In November 2010, we acquired a property that meets our Community Centered Property strategy, containing 111,227 leasable square feet located in central Phoenix, Arizona for approximately $6.4 million in cash and net prorations. The property, Sunnyslope, a Class B community center, is situated in an ideal location across the street from John C. Lincoln Hospital, the major employer in the area, and within a quarter mile from Sunnyslope High School.

In September 2010, we acquired a property that meets our Community Centered Property strategy, containing 28,547 leasable square feet located in Scottsdale, Arizona for approximately $2.2 million in cash and net prorations. The property, The Citadel, a Class A community center, is strategically located at a prime intersection at Pinnacle Peak and Pima Roads.

In January 2009, we acquired a property that meets our Community Centered Property strategy, containing 41,396 leasable square feet located in Buffalo Grove, Illinois for approximately $9.4 million, including cash of $5.5 million, issuance of 703,912 OP units valued at approximately $3.6 million and credit for net prorations of $0.3 million.  The property, Spoerlein Commons, is a two-story complex of retail, medical and professional office tenants.  We acquired the property from Midwest Development Venture IV, an Illinois limited partnership controlled by James C. Mastandrea, our Chairman, President and Chief Executive Officer.  Because of Mr. Mastandrea’s relationship with the seller, a special committee consisting solely of the independent trustees, negotiated the terms of the transaction, which included the use of an independent appraiser to value the property.